                                                                    EXHIBIT 10.1




________________________________________________________________________________




                            STOCK PURCHASE AGREEMENT


                                 by and between


                              FRI-MRD CORPORATION


                                      and


                               KOO KOO ROO, INC.



                            Dated as of June 9, 1998

________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----
ARTICLE I

  DEFINITIONS.........................................................  1
     SECTION 1.1  Definitions.........................................  1
                  -----------

ARTICLE II

  PURCHASE AND SALE OF HAMLET SHARES..................................  1
     SECTION 2.1  Purchase and Sale...................................  1
                  -----------------
     SECTION 2.2  Purchase Price......................................  2
                  --------------

ARTICLE III

  THE CLOSING.........................................................  2
     SECTION 3.1  Closing Date........................................  2
                  ------------
     SECTION 3.2  Transactions To Be Effected at the Closing..........  2
                  ------------------------------------------

ARTICLE IV

  REPRESENTATIONS AND WARRANTIES OF FRI-MRD...........................  2
     SECTION 4.1  Incorporation of Representations and Warranties.....  3
                  ------------------------------------------------
     SECTION 4.2  Purchase For Investment.............................  3
                  -----------------------

ARTICLE V

  REPRESENTATIONS AND WARRANTIES OF KKR...............................  3
     SECTION 5.1  Incorporation of Representation and Warranties......  3
                  -----------------------------------------------
     SECTION 5.2  Capitalization......................................  4
                  ---------------

ARTICLE VI

  COVENANTS OF FRI-MRD................................................  4
     SECTION 6.1  Merger Agreement....................................  4
                  ----------------
     SECTION 6.2  Reasonable Efforts..................................  4
                  ------------------

ARTICLE VII

  COVENANTS OF KKR....................................................  4
     SECTION 7.1  Merger Agreement....................................  4
                  -----------------
     SECTION 7.2  Reasonable Efforts..................................  4
                  ------------------

ARTICLE VIII

   CONDITIONS.........................................................  5
     SECTION 8.1  Conditions to Each Party's Obligation to
                  -----------------------------------------
                    Effect the Acquisition............................  5
                    ----------------------
     SECTION 8.2  Conditions of Obligations of FRI-MRD................  5
                  ------------------------------------
     SECTION 8.3  Conditions of Obligations of KKR....................  6
                  --------------------------------

ARTICLE IX

  TERMINATION AND AMENDMENT...........................................  6
     SECTION 9.1  Termination.........................................  6
                  -----------
     SECTION 9.2  Effect of Termination...............................  6
                  ---------------------
     SECTION 9.3  Amendment...........................................  6
                  ---------
     SECTION 9.4  Extension; Waiver...................................  7
                  -----------------

ARTICLE X

  MISCELLANEOUS.......................................................  7
     SECTION 10.1  Notices............................................  7
                   -------
     SECTION 10.2  Descriptive Headings...............................  7
                   --------------------
     SECTION 10.3  Counterparts.......................................  7
                   ------------
     SECTION 10.4  Entire Agreement; Assignment.......................  7
                   ----------------------------
     SECTION 10.5  Governing Law......................................  7
                   -------------
     SECTION 10.6  Specific Performance...............................  7
                   --------------------
     SECTION 10.7  Publicity..........................................  8
                   ---------
     SECTION 10.8  Parties in Interest................................  8
                   -------------------
     SECTION 10.9  Attorneys' Fees....................................  8
                   ---------------
     SECTION 10.10  Survival of Representations and Warranties........  8
                    ------------------------------------------
     SECTION 10.11  Closing of Merger Agreement.......................  8
                    ---------------------------

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of June 9, 1998, by and between, FRI-MRD CORPORATION ("FRI-MRD"), a Delaware corporation, and direct wholly owned subsidiary of Family Restaurants, Inc., a Delaware corporation ("FRI"), and Koo Koo Roo, Inc., a Delaware corporation ("KKR").

     WHEREAS, KKR owns all of the outstanding shares of capital stock (the "Hamlet Shares") of The Hamlet Group, Inc., a California corporation ("Hamlet" or the "Company");

     WHEREAS, KKR desires to sell to FRI-MRD, and FRI-MRD desires to purchase from KKR, all of the Hamlet Shares, upon the terms and subject to the conditions set forth herein.

     This Agreement is made pursuant to the Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), between FRI and FRI-Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of FRI, and KKR.


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1  Definitions.  Capitalized terms used herein without
                       -----------
definition shall have the respective meaning given to such terms in the Merger Agreement.


                                  ARTICLE II

                      PURCHASE AND SALE OF HAMLET SHARES

          SECTION 2.1  Purchase and Sale.  Upon the terms and subject to the
                       -----------------
conditions set forth herein, KKR agrees to sell, assign, transfer, convey and deliver to FRI-MRD, and FRI-MRD agrees to purchase and accept from KKR, on the Closing Date (as defined below), all of KKR's rights, title and interest in and to the Hamlet Shares (the "Acquisition").

          SECTION 2.2  Purchase Price.  In consideration for the purchase by
                       --------------
FRI-MRD of the Hamlet Shares, FRI-MRD shall pay to KKR on the Closing Date $22.2 million (the "Purchase Price") in cash, payable by wire transfer of immediately available funds to such account or accounts of KKR as it shall designate in writing at least one business day prior to the Closing Date.


                                  ARTICLE III

                                  THE CLOSING

          SECTION 3.1  Closing Date.  The consummation of the Acquisition (the
                       ------------
"Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California 90071, or such other place as the parties shall mutually agree, at 10:00 a.m. (local time) on the date on which the conditions set forth in Article VIII (other than those conditions to be satisfied or waived on the Closing Date) shall be satisfied or waived, or such other date as the parties shall mutually agree upon (the date of the Closing being herein referred to as the "Closing Date").

          SECTION 3.2  Transactions To Be Effected at the Closing.  At the
                       ------------------------------------------
Closing:

              (a) KKR shall deliver to FRI-MRD (i) certificates representing the Hamlet Shares, duly endorsed by KKR in such name or names as directed by FRI-MRD not later than two business days prior to the Closing Date, (ii) the stock books, stock ledgers, minute books and corporate seals of the Company and
(iii) such other documents as provided in Article VIII hereof; and

              (b) FRI-MRD shall deliver to KKR (i) payment of the Purchase Price as provided in Section 2.2 and (ii) such other documents as provided in
Article VIII hereof.


                                  ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF FRI-MRD

          FRI-MRD hereby represents and warrants as to KKR follows:

          SECTION 4.1  Incorporation of Representations and Warranties.  The
                       -----------------------------------------------
representations and warranties set forth in Article IV of the Merger Agreement relating to FRI-MRD and its subsidiaries are hereby incorporated by reference as though fully set forth herein.

          SECTION 4.2  Purchase For Investment.  FRI-MRD is acquiring the Hamlet
                       -----------------------
Shares for investment (for its own account or for accounts over which it exercises investment control), and not with a view to, or for offer or sale in connection with, any distribution thereof that would be in violation of the Securities Act, or any applicable state securities law, without prejudice, however, to FRI-MRD's right at all times to sell or otherwise dispose of all or any part of said Hamlet Shares pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws. FRI-MRD (i) is knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on transfer described above; and (ii) is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act.


                                   ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF KKR

          KKR hereby represents and warrants to FRI-MRD as follows:

          SECTION 5.1  Incorporation of Representation and Warranties.  The
                       ----------------------------------------------
representations and warranties set forth in Article V of the Merger Agreement relating to Hamlet and its subsidiaries are hereby incorporated by reference as though fully set forth herein.

          SECTION 5.2  Capitalization.
                       --------------

              (a) The total authorized capital stock of Hamlet consists of 100,000 shares of common stock, no par value per share, 1,000 shares of which are issued and outstanding as of the date hereof.

              (b) Each Hamlet Share that is issued and outstanding (i) has been duly authorized and validly issued, (ii) is fully paid and nonassessable and free of preemptive and similar rights, and (iii) immediately prior to the Closing Date will be free and clear of all Liens and restrictions on voting and transfer other than restrictions on transfer imposed by Federal and state securities laws. Upon consummation of the Acquisition, FRI-MRD will acquire valid title to the Hamlet Shares, free and clear of all Liens and restrictions on voting and transfer other than restrictions on transfer imposed by Federal and state securities laws.


                                  ARTICLE VI

                             COVENANTS OF FRI-MRD

          SECTION 6.1  Merger Agreement.  The covenants relating to actions and
                       ----------------
restrictions on actions by FRI-MRD and its subsidiaries set forth in Article VI and Article VIII of the Merger Agreement are hereby incorporated by reference herein as though fully set forth herein.

          SECTION 6.2  Reasonable Efforts.  Subject to the terms and conditions
                       ------------------
of this Agreement, FRI-MRD agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to assure that all conditions to Closing set forth in Article VIII of this Agreement are satisfied as expeditiously as possible. FRI-MRD shall promptly consult with KKR with respect to, provide any necessary information with respect to and provide KKR (or its counsel) copies of, all filings made by it with any Governmental Authority in connection with this Agreement and the transactions contemplated hereby.


                                  ARTICLE VII

                               COVENANTS OF KKR

          KKR covenants and agrees as follows:

          SECTION 7.1  Merger Agreement.  The covenants relating to actions and
                       -----------------
restrictions on actions by Hamlet and its subsidiaries set forth in Article VII and Article VIII of the Merger Agreement are hereby incorporated by reference herein as though fully set forth herein.

          SECTION 7.2  Reasonable Efforts.  Subject to the terms and conditions
                       ------------------
of this Agreement, KKR agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to assure that all conditions to Closing set forth in
Article VIII of this Agreement are satisfied as expeditiously as possible. KKR shall promptly consult with FRI-MRD with respect to, provide any necessary information with respect to and provide FRI-MRD (or its counsel) copies of, all filings made by it with any Governmental Authority in connection with this Agreement and the transactions contemplated hereby.


                                 ARTICLE VIII

                                  CONDITIONS

          SECTION 8.1  Conditions to Each Party's Obligation to Effect the
                       ---------------------------------------------------
Acquisition.  The respective obligations of each party to effect the Acquisition
-----------
shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

              (a) The applicable waiting period with respect to the Acquisition under the HSR Act shall have expired or been terminated.

              (b) Each party hereto shall have obtained all consents, approvals, authorizations and permits required from third parties and any Governmental Authority necessary for the consummation of the transactions contemplated by this Agreement.

              (c) The conditions set forth in Section 9.1 of the Merger Agreement shall have been satisfied in all material respects.

          SECTION 8.2  Conditions of Obligations of FRI-MRD.  The obligation of
                       ------------------------------------
FRI-MRD to effect the Acquisition are further subject to the satisfaction at or prior to the Closing Date of the following conditions, unless waived by FRI-MRD:

              (a) The representations and warranties of KKR set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

              (b) KKR shall have performed and complied, in all material respects, with all obligations and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date.

              (c) The conditions set forth in Section 9.2 of the Merger Agreement shall have been satisfied in all material respects.

          SECTION 8.3  Conditions of Obligations of KKR.  The obligation of KKR
                       --------------------------------
to effect the Acquisition is further subject to the satisfaction at or prior to the Closing Date of the following conditions, unless waived by KKR:

              (a) The representations and warranties of FRI-MRD set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as if made as of such time.

              (b) FRI-MRD shall have performed and complied, in all material respects, with all obligations and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date.

              (c) The conditions set forth in Section 9.3 of the Merger Agreement shall have been satisfied in all material respects.


                                  ARTICLE IX

                           TERMINATION AND AMENDMENT

          SECTION 9.1  Termination.  This Agreement shall terminate, without any
                       -----------
action on the part of KKR or FRI-MRD, only upon the termination of the Merger Agreement in accordance with the terms thereof.

          SECTION 9.2  Effect of Termination.  In the event of the termination
                       ---------------------
and abandonment of this Agreement pursuant to Section 9.1 hereof, this Agreement shall forthwith become void and have no effect, without any liability hereunder on the part of any party hereto or its affiliates, directors, officers or stockholders.

          SECTION 9.3  Amendment.  This Agreement may be amended by the parties
                       ---------
hereto at any time before or after approval of the matters presented in connection with the Merger by the stockholders of KKR and FRI but, after any such approvals, no amendment shall be made that by law requires further approvals by such stockholders without such further approvals. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          SECTION 9.4  Extension; Waiver.  At any time prior to the Closing
                       -----------------
Date, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein by the other parties hereto. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of each party hereto.


                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.1  Notices.  All notices and other communications hereunder
                        -------
shall be given in accordance with provisions of the Merger Agreement.

          SECTION 10.2  Descriptive Headings.  The descriptive headings herein
                        --------------------
are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          SECTION 10.3  Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          SECTION 10.4  Assignment.  This Agreement shall not be assigned by
                        ----------
operation of law or otherwise.

          SECTION 10.5  Governing Law.  This Agreement shall be governed and
                        -------------
construed in accordance with the laws of the State of Delaware without regard to any applicable principles of conflicts of law.

          SECTION 10.6  Specific Performance.  The parties hereto agree that if
                        --------------------
any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

          SECTION 10.7  Publicity.  Except as permitted in the Merger Agreement,
                        ---------
neither KKR nor FRI-MRD shall, or shall permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without prior approval of the other party (which approval shall not be unreasonably withheld).

          SECTION 10.8  Parties in Interest.  This Agreement shall be binding
                        -------------------
upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

          SECTION 10.9  Attorneys' Fees.  In any suit or action brought by any
                        ---------------
party hereto to enforce this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs incurred by the prevailing party in connection therewith.

          SECTION 10.10  Survival of Representations and Warranties.  The
                         ------------------------------------------
representations and warranties made in this Agreement shall not survive beyond the Closing Date and shall be deemed to have terminated at and as of the Closing Date.

          SECTION 10.11  Closing of Merger. If the Effective Time has not
                         -----------------
occurred within twenty-four (24) hours of the Closing, KKR shall upon request of FRI-MRD immediately pay to FRI-MRD by wire transfer of immediately available funds to such account or accounts as FRI-MRD may designate, the Purchase Price it received pursuant to Section 3.2, in cash, and in exchange therefor FRI-MRD shall immediately sell, assign, transfer, convey and deliver to KKR, all of FRI-MRD's rights, title and interest in and to the Hamlet Shares by delivering to KKR the certificates representing the Hamlet Shares it received pursuant to
Section 3.2, duly endorsed by FRI-MRD in such name or names as directed by KKR as well as any stock books, stock ledgers, minute books and corporate seals of the Company it received pursuant to Section 3.2). The foregoing right to terminate and rescind the transaction contemplated hereby must be exercised within two business days of payment of the Purchase Price.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                               KOO KOO ROO, INC.

                                               By:  /s/ A. William Allen III
                                                   ---------------------------
                                                   Name:  A. William Allen III
                                                   Title: C.E.O.


                                               FRI-MRD CORPORATION

                                               By:  /s/ R.T. Trebing, Jr.
                                                   ---------------------------
                                                   Name:  R.T. Trebing, Jr.
                                                   Title: President